Q1 2023 Earnings Presentation May 10, 2023

Disclaimer IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters such as our ability to continue to access capital markets and our future operational performance, including our second quarter outlook, the timing and terms of our capital raising activities, and our growth strategy framework. In addition, words such as “estimate,” “believe,” “forecast,” “predict,” “project,” “intend,” “should” and variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including, risks relating to the uncertainty of projected financial information and forecasts, our level of indebtedness; our dependence on third-party lenders to provide the cash we need to fund our indebtedness and our ability to affordably access third-party financing; the impact of regulations on our business; the effects of competition on our business; our ability to attract and retain customers; global economic, market, financial, political or public health conditions or events; our ability to integrate acquired businesses; our ability to protect our proprietary technology and analytics; disruption of our information technology systems; improper disclosure of customer personal data, as well as other factors discussed in our filings with the Securities and Exchange Commission. The foregoing factors, as well as other existing risk factors and new risk factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements. NON-GAAP FINANCIAL MEASURES In addition to the financial information prepared in conformity with U.S. GAAP, we provide certain “non-GAAP financial measures.” Such measures are intended as a supplemental measure of our performance that are not required by, or presented in accordance with, GAAP. We present these non-GAAP financial measures because we believe that, when viewed with our GAAP results and the accompanying reconciliation, such measures provide useful information for comparing our performance over various reporting periods as they remove from our operating results the impact of items that we believe do not reflect our core operating performance. These non- GAAP financial measures are not substitutes for any GAAP financial measure and there are limitations to using them. Although the Company believes that these non-GAAP financial measures can make an evaluation of our operating performance more consistent because they remove items that do not reflect our core operations, other companies in the Company’s industry may define their own non-GAAP financial measures differently or use different measures. As a result, it may be difficult to use any non-GAAP financial measure to compare the performance of other companies to our performance. The non-GAAP financial measures presented in these slides should not be considered as measures of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to GAAP results and using these non-GAAP financial measures as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics are included in the Appendix. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners. 2

Q1 2023 Highlights Strengthen our Foundation • Successfully secured additional $230 million of gross capital to support growth plans • Completed senior leadership transformation finalizing go-forward team Execute with Excellence • Centralized collections in the U.S. fully operational • Enhanced Canadian servicing platform with changes in charge-off policy completed Grow Responsibly • Stable receivables balances • Strong Q1 delinquency trends as previous actions take hold 3

Additional capital commitments helps execute plan to profitability

New Money Term Loan

Transaction type	First Lien Senior Secured Term Loan
Term Loan	$150M[1]
Cost of Capital	18.0% interest per annum
Maturity	August 2027
Cost of Capital Details	6.0% cash and 12.0% PIK option[3] in the first year and 9.0% / 9.0%, respectively, thereafter

Canada SPV Facility

Facility Size	C$110M[1] (or ~$83M USD[2])
Cost of Capital	CDOR + 8.00%
Maturity	November 2025
Accordion Feature	Up to C$30M

[1] Figures denote gross amounts
[2] Converted to USD using a 03/31/23 rate of 0.74
[3] At CURO's option

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1,087 1,154 1,204 1,254 1,210 542 627 690 833 853 $1,629 $1,781 $1,894 $2,088 $2,063 1Q22 2Q22 3Q22 4Q22 1Q23 Gross Loans Receivable Direct Lending Canada POS Disciplined growth resulted in stable balances ($Millions) * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 Includes loans held for sale associated with the sale of the U.S. Legacy Direct Lending business * 1 5

$68 $78 $28 $35 $38 58.8% 44.0% 15.6% 18.4% 20.2% 1Q22 2Q22 3Q22 4Q22 1Q23 U.S. $71 $74 $55 $65 $47 $65 26.3% 26.5% 18.4% 20.9% 15.6% 21.5% 1Q22 2Q22 3Q22 4Q22 1Q23 1Q23 Total Direct Lending NCOs $24 $23 $28 $30 $10 $28 22.0% 20.0% 23.6% 25.6% 8.0% 24.1% 1Q22 2Q22 3Q22 4Q22 1Q23 1Q23 Canada Direct Lending net charge-offs show signs of stability Highlights: • In the U.S., Direct Lending net charge-offs ("NCOs") increased sequentially, though at a slower pace vs the prior quarter • In Canada, NCOs decreased primarily due to a change in policy from 91 days to 181 days past due. Excluding the change in policy, NCOs declined modestly * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 NCOs, exclusive of change in charge-off policy in Canada 2 $34 million, or 18.5% excluding standardization of charge-off policies in the U.S. ($Millions) * 1 1 Direct Lending NCOs by Geography 2 6

$85 $92 $100 $96 $100 $81 7.8% 8.0% 8.3% 7.6% 8.3% 6.7% 1Q22 2Q22 3Q22 4Q22 1Q23 1Q23 $19 $19 $22 $19 $40 $22 4.1% 4.0% 4.8% 4.0% 8.1% 4.4% 1Q22 2Q22 3Q22 4Q22 1Q23 1Q23 Encouraging delinquency trends in Direct Lending ($Millions) 1 NCOs, exclusive of change in charge-off policy in Canada 2 $64 million, or 8.9% excluding standardization of charge-off policies in the U.S. 1 Canada U.S. Total Direct Lending 1 Direct Lending by Geography 7 $68 $75 $78 $77 $60 10.0% 10.1% 10.5% 9.9% 8.4% 1Q22 2Q22 3Q22 4Q22 1Q23 2

NCOs and DQs increased in-line with maturing of the Canada POS portfolio $3 $4 $6 $9 $12 2.0% 2.4% 3.6% 4.4% 5.6% 1Q22 2Q22 3Q22 4Q22 1Q23 NCO NCO % (annualized) $10 $18 $25 $25 $33 1.8% 2.8% 3.6% 2.9% 3.9% 1Q22 2Q22 3Q22 4Q22 1Q23 31+ Days Past Due 31+ Days Past Due % NCOs DQs ($Millions) 8 * NCOs = Net charge-offs; DQs = Delinquencies Canada POS

Summary 1Q23 Results

($Millions)	1Q23	4Q22	1Q22	% Change Q/Q	% Change Y/Y
Revenue	$ 209	$ 217	$ 290	-4%	-28%
Interest Expense	59	55	38	7%	54%
Net Interest Income	**$ 151**	**$ 162**	**$ 252**	**-7%**	**-40%**
Operating Expenses	118	126	154	-6%	-23%
Other Expense (Income)	8	148[1]	(2)	-94%	#
Pre-provision (Loss) Income	**$ 24**	**$ (112)**	**$ 100**	**#**	**-76%**
Net Charge-offs[2]	59	74	90	-20%	-34%
Credit Changes[3]	4	21	(11)	-82%	#
Pre-tax (Loss) Income, Post-provison	**$ (39)**	**$ (207)**	**$ 22**	**-81%**	**#**
Provision (Benefit) for Income Taxes	21	(20)	1	#	#
Net (Loss) Income	**$ (59)**	**$ (186)**	**$ 20**		
Diluted EPS (actuals)	*$ (1.46)*	*$ (4.60)*	*$ 0.03*		
Key Performance Metrics					
NCO %	*11.5%*	*14.8%*	*23.2%*		
Net Interest Margin, Post-Charge-offs[4]	*18%*	*18%*	*40%*		
OpEx Ratio[5]	*23%*	*25%*	*38%*		
Average Gross Receivables	$ 2,075	$ 1,991	$ 1,634		

Pre-tax Loss, Post-provison	(39)
Exclude: Change in NCO policy	(18)
Exclude: Restructuring exp.	10
Modified Pre-tax Loss, Post-provision	**(47)**

- Not meaningful
Note: The above table may not sum due to rounding
[1] Includes a $145 million goodwill impairment
[2] NCOs presented above exclude $0.0 million, $0.0 million and $5.0 million for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022, respectively, related to the purchase accounting fair value discount, which are excluded from provision
[3] Includes changes in allowance for credit losses, see Appendix for Reconciliation of Non-GAAP Metrics
[4] Net Interest Margin, Post Charge-offs = ((Net Interest Income) – (Net Charge-offs)) / (Average Receivables); annualized
[5] Operating Expense Ratio = (Operating Expenses / Average Receivables); annualized

CURO

Highlights:

- Revenue decreased sequentially primarily due to our strategic shift to longer-term, lower yielding but lower risk credit products, similar to trend observed in 4Q22
- Interest expense increased sequentially due to rising benchmark rates
- Operating expenses declined sequentially as a result of our previously announced restructuring activities and other cost saving initiatives
- Net charge-offs declined sequentially due to a Canada Direct Lending change in charge-off policy and improved recoveries as a result of an improved collections process

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1Q23 Segment Results 10 Notes: • Direct Lending interest expense also includes interest on the Senior Notes • $10 million of restructuring charges are included in Direct Lending operating expenses Note: The above table may not sum due to rounding 1 Includes corporate expenses 2 Net Interest Margin, post-charge-offs = ((Net Interest Income) – (Net Charge-offs)) / (Average Receivables), annualized 3 Operating Expense Ratio = (Operating Expenses / Average Receivables); annualized 4 Includes changes in allowance for credit losses, see Appendix for Reconciliation of Non-GAAP Metrics ($Millions) Direct Lending1 Canada Point of Sale Total Revenue 169$ 40$ 209$ Interest Expense 44 15 59 Net Interest Income 125$ 25$ 151$ Operating Expenses 103 15 118 Other Expense 5 3 8 Pre-provision Income 17$ 7$ 24$ Net Charge-offs 47 12 59 Credit Changes4 1 3 4 Pre-tax (Loss) Income, Post-provision (32)$ (7)$ (39)$ Gross Loans Receivables 1,210$ 853$ 2,063$ Key Performance Metrics NCO % 15.6% 5.6% 11.5% Net Interest Margin, post-charge-offs2 25% 6% 18% OpEx Ratio3 33% 7% 23% Average Gross Receivables 1,232$ 843$ 2,075$

$98 $120 $103 $122 $260 6.0% 6.7% 5.4% 5.8% 12.6% 1Q22 2Q22 3Q22 4Q22 1Q23 Allowance for Credit Losses Allowance, as a % of Gross Loans Receivable Allowance increased due to CECL adoption ($Millions) Highlights: • We adopted CECL effective January 1, 2023, resulting in a one-time increase in the allowance for credit losses of $135 million. * * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 11

$157 $157 $102 $89 $91 38% 36% 22% 18% 18% 1Q22 2Q22 3Q22 4Q22 1Q23 Net Interest Income, Post charge-offs Net Interest Margin, Post Charge-offs Net interest margin, post charge-offs is flat ($Millions) Highlights: • Net Interest Income, post charge-offs increased sequentially due to the charge- off policy change implemented during the first quarter • Sequential Net Interest Income increase was partially offset by a decrease in revenue due to product mix as well as an increase to interest expense due to rising benchmark rates • Net Interest Margin, post charge-offs remained flat vs prior quarter due to an increase in average receivables and the benefit from the one-time change in charge-off policy * * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 Net Interest Margin, Post Charge-offs = ((Net Interest Income) – (Net Charge-offs)) / (Average Receivables), annualized 1 12

50.7% 51.4% 34.9% 36.3% 33.5% 1Q22 2Q22 3Q22 4Q22 1Q23 Direct Lending Operating efficiency continues to improve Highlights: • The decrease in 1Q23 is primarily due to our previously announced restructuring activities and other cost saving initiatives • $10 million of restructuring charges are included in 1Q23 * * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 OpEx Ratio = (Operating Expenses) / (Average Receivables); annualized OpEx Ratio1 12.6% 11.2% 8.2% 7.6% 7.1% 1Q22 2Q22 3Q22 4Q22 1Q23 Canada POS $154 $160 $116 $126 $118 1Q22 2Q22 3Q22 4Q22 1Q23 Consolidated Operating Expenses ($Millions) 13

631 445 306 126 110 146 110 105 144 92 123 123 60 48 46 74 55 195 $802 $598 $496 $291 $288 $464 1Q22 2Q22 3Q22 4Q22 1Q23 1Q23 Liquidity and Capacity Unused Capacity Restricted Cash Unrestricted Cash Liquidity and capacity for growth increased * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 See Appendix for definition of Net Leverage and Interest Coverage, which are Non-GAAP financial measures 2 Represents facility commitments, less funded amounts 3 Represents additional $100 million (net) unrestricted cash from the new Term Loan facility, additional $40M unrestricted cash and $36M unused capacity from the new Canadian SPV both which were finalized on May 9, 2023 Highlights: Net Leverage declined sequentially due to a sequential increase in Adjusted Earnings before Provision, Interest and Taxes1. * * ($Millions) 2 Highlights: Total cash increased sequentially driven by a $33 million increase in restricted cash, and capacity decreased due to funding of portfolio growth and general corporate purposes. 2 8.2x 8.6x 11.1x 14.6x 12.2x 1.6x 1.5x 1.1x 0.8x 0.9x 1Q22 2Q22 3Q22 4Q22 1Q23 Net Leverage & Interest Coverage1 Net Leverage Interest Coverage Ratio 3 14

2Q23 Outlook Strengthen our Foundation • Optimize lending facilities • Complete cloud migration Com Execute with Excellence • Improve operating leverage • Centralize loan servicing Grow Responsibly • Quality asset growth • Stabilize NIM Receivables: $XX-$XX OpEx Ratio: $XX-$XX Continue to maintain adequate liquidity and capacity for growth 2Q23 Targets: Receivables: $2.0-$2.1B Revenue: $200-$210M Net Charge-off: 13%-16% Operating Expenses: $112-$120M 15

Growth strategy framework Strengthen our Foundation Execute with Excellence Grow Responsibly Receivables Growth: 8%-10% • Direct Lending: 8-10% • Canada POS: 8-10% NIM, Post Charge-offs2: 17-20% • Direct Lending: 26-31% • Canada POS: 7-8% 1 Assumed ranges do not account for changes in Canadian rate caps and will be updated for any final legislation. Ranges are based on assumptions about historical cyclical economic stability and are subject to factors that could cause actual ranges to differ from those assumed 2 Net Interest Margin, Post Charge-offs = ((Net Interest Income) – (Net Charge-offs)) / (Average Receivables); annualized 3 Net Leverage on Recourse debt, see Appendix Adjusted Earnings Before Provision, Interest and Taxes Assumed Ranges 1 Strategic Actions • Enhance liquidity position and manage to a minimum run-rate level • Continue to create highly scalable, reliable and innovative technology • Continued expense efficiencies • Further centralize and automate operations • New procurement programs • Right customer, right product capabilities • Continued credit risk improvements • Expand customer acquisition capabilities • Expand branch footprint OpEx Ratio: 15-17% • Direct Lending: 23-26% • Canada POS: 6-7% Net Leverage3: 5.0x-6.0x 1616

17 Appendix

Reconciliation of Non-GAAP Metrics: Credit Changes 1 NCOs presented above include $0.0 million, $0.0 million, $0.5 million, $10.3 million, and $5.0 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, respectively, related to the purchase accounting fair value discount, which are excluded from provision. ($Millions) 1Q22 2Q22 3Q22 4Q22 1Q23 Net Charge-offs and Credit Changes Provision for Losses 82$ 60$ 45$ 52$ 55$ Net Chargeoffs (adjusted for purchase accounting1) (90) (95) (62) (74) (59) Credit Changes 8$ 35$ 17$ 21$ 4$ 18

Direct Lending Revenue and Receivables by Geography Note: The above table may not sum due to rounding Direct Lending by Geography ($Millions) U.S. Canada Revenue $ 92 $ 77 Net Charge-offs 38 10 Credit Changes (9) 10 Net Revenue $ 121 $ 97 Gross Loans Receivables $ 715 $ 495 19

Reconciliation of Non-GAAP Metrics: Net Leverage and Interest Coverage Ratio

($Millions)		1Q22		2Q22		3Q22		4Q22		1Q23
Net Income Before Tax	**$**	**2**	**$**	**(33)**	**$**	**43**	**$**	**(207)**	**$**	**(39)**
Exclude Credit Changes[1]		8		35		17		21		4
Exclude Interest Expense		38		42		50		55		59
Exclude non-recurring/non-cash items:										
Goodwill Impairment[2]		-		-		-		145		-
Amortization and Depreciation		10		9		10		8		9
Share-based compensation[3]		4		4		1		4		2
Loss (income) from equity method investment[4]		(2)		1		2		2		3
Gain on sale of business[5]		-		-		(68)		-		2
Change in fair value of contingent consideration[6]		(0)		4		(11)		-		3
Restructuring Costs[7]		1		1		1		13		10
Transaction Costs[8]		0		(0)		10		1		-
Adjusted Earnings Before Provision, Interest and Taxes (a)	**$**	**62**	**$**	**63**	**$**	**54**	**$**	**43**	**$**	**53**
Total Debt[9]	$	2,090	$	2,236	$	2,449	$	2,607	$	2,627
Unrestricted Cash		60		48		46		74		55
Net Debt (b)	$	2,030	$	2,188	$	2,404	$	2,533	$	2,572
Net Leverage (b)/(a), annualized		**8.2x**		**8.6x**		**11.1x**		**14.6x**		**12.2x**
Interest Expense **(c)**	$	38	$	42	$	50	$	55	$	59
Interest Coverage Ratio (a)/(c)		**1.6x**		**1.5x**		**1.1x**		**0.8x**		**0.9x**

[1] Includes changes in allowance for loan losses
[2] Goodwill impairment charge recorded on the U.S Direct Lending and Canada POS reporting units during the fourth quarter of 2022
[3] Estimated fair value of share-based awards was recognized as non-cash compensation expense on a straight-line basis over the vesting period
[4] Share of Katapult's U.S. GAAP net loss (income), recognized on a one quarter lag
[5] Gain on the divestiture of the Legacy U.S. Direct Lending business in July 2022
[6] Adjustments related to the fair value of the contingent consideration related to the acquisition of Flexiti
[7] Restructuring costs resulted from U.S. and CDL store closures and related costs and certain severance payments to eliminate duplicate roles
[8] Transaction costs relate to the sale of the Legacy U.S. Direct Lending business and acquisition of First Heritage in July 2022
[9] Total Debt includes debt issuance costs

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21 ~Two-thirds of our debt is effectively fixed rate 66% 34% Fixed1 vs Variable of Funded Debt Fixed Variable (Millions, rounded) Fixed / Variable Maturity Date Effective Interest Rate Borrowing Capacity Outstanding as of 03/31/23 Corporate Debt: 7.50% Senior Secured Notes Fixed Aug-28 7.50% n/a $1,000.0 Funding Debt: Heights SPV Variable Jul-25 1-Mo SOFR + 4.25% $425.0 $411.0 First Heritage SPV Variable Jul-25 1-Mo SOFR + 4.25% $225.0 $174.0 Flexiti SPV(2,3) Fixed Sep-25 WA rate of 8.27% $397.0(4) $356.0 Flexiti Securitization(3) Fixed Dec-25 1-Mo CDOR + 3.59% $391.0(4) $391.0 Canada SPV Variable Aug-26 3-Mo CDOR + 6.00% $297.0(4) $293.0 Senior Revolver Variable Aug-23 1-Mo SOFR + 5.00% $40.0 $40.0 1 As of March 31, 2023, comprised of senior fixed rate notes and hedged variable rate debt 2 The weighted average interest rate does not include the impact of the amortization of deferred loan origination costs or debt discounts 3 Each of these facilities has swap agreements 4 Flexiti SPV, Flexiti Securitization, Canada SPV and CURO Canada Revolver borrowing capacity are denominated in CAD but were converted to USD using a 03/31/23 rate of 0.74 Debt Summary